Security Income Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

SUPPLEMENT
Dated December 30, 2011

TO THE

PROSPECTUS
Dated November 16, 2011, as Supplemented

SUMMARY PROSPECTUS
Dated December 28, 2011

STATEMENT OF ADDITIONAL INFORMATION
Dated November 16, 2011, as Supplemented

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information supplements and amends the information in the above-named documents regarding the Floating Rate Strategies Fund (the “Fund”):

The Board of Directors of the Fund has approved a change in the Fund’s investment policy to invest at least 80% of its assets in particular investments (“80% Policy”). The change in this 80% Policy will be effective on or about March 1, 2012.

The Fund’s current 80% Policy requires the Fund to invest in floating rate senior secured syndicated bank loans, floating rate revolving credit facilities (“revolvers”), floating rate unsecured loans, and other floating rate senior secured and unsecured subordinated bonds, as described fully in the Prospectus and Summary Prospectus.

Subject to necessary regulatory filings and review, effective on or about a March 1, 2012, the Fund intends to revise the 80% Policy to also include floating rate asset backed securities (including floating rate collateralized loan obligations (“CLOs”), other floating rate bonds, notes and other securities (which may include, principally, senior secured, senior unsecured and subordinated bonds), fixed income instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate income payments, and derivative instruments that provide exposure to floating rate or variable rate loans, obligations or other securities. The Fund’s investment objective, other investment policies, strategies, and risks, fees and expenses, and portfolio management team will remain the same.

Please Retain This Supplement For Future Reference